EXHIBIT 10.2




                                                       PRIVILEGED & CONFIDENTIAL


                              EMPLOYMENT AGREEMENT

     This Employment (the "Agreement") is entered into as of this 1st day of August, 2003 by and between Siberian Energy Group Inc., a Nevada corporation (the "Company"), and Elena Pochapski ("Employee") to be effective as of August 1, 2003 (the "Effective Date"). Employee and the Company are sometimes referred to individually as a "Party" and collectively as the "Parties."

In consideration of the mutual covenants, promises and agreements herein contained, the Company and Employee hereby covenant, promise and agree to and with each other as follows:

     1.     Employment.  The  Company  shall  employ Employee and Employee shall
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perform  services for and on behalf of the Company upon the terms and conditions set  forth  in  this  Agreement.

     2. Positions and Duties of Employment. Employee shall be required to devote
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his  full  energy,  skill and best efforts as required to the furtherance of his managerial duties with the Company as the Company's Chief Financial Officer and Director ("CFO and Director of the Company"). While serving in such capacity(ies), Employee shall have the responsibilities, duties, obligations, rights, benefits and requisite authority as is customary for his position and as may be determined by the Board of Directors (the "Board") of the Company.

     Employee understands that his employment as CFO and Director of the Company involves a high degree of trust and confidence, that he is employed for the purpose of furthering the Company's reputation and improving the Company's operations and profitability, and that in executing this Agreement he undertakes the obligations set forth herein to accomplish such objectives. Employee agrees that he shall serve the Company fully, diligently, competently and to the best of his ability. Employee certifies that he fully understands his right to discuss this Agreement with his attorney, that he has availed himself of this right to the extent that he desires, that he has carefully read and fully understands this entire Agreement, and that he is voluntarily entering into this Agreement.

     3.     Duties.  Employee  shall  perform  the  following  services  for the
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Company:

     3.1 Employee shall serve as CFO and Director of the Company, or in such other position as determined by the Board, and in that capacity shall work with the Company to pursue the Company's plans as directed by the Board.

     3.2 Employee shall perform duties with the functions of a CFO and Director, subject to the direction of the Board of the Company.

     3.3 During the term of this Agreement, Employee will not engage in any other activities or undertake any other commitments that conflict with or take priority over Employee's responsibilities and obligations to the Company and the Company's customers, including without limitation those responsibilities and obligations incurred pursuant to this Agreement.


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     4.     Term.  Unless  terminated earlier as provided for in this Agreement,
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the  term  of  this  Agreement  shall  commence on the Effective Date and end on
December 31, 2008 (the "Term"). If the employment relationship is terminated by either Party, Employee agrees to cooperate with the Company and with the Company's new management with respect to the transition of the new management in the operations previously performed by Employee. Upon Employee's termination, Employee agrees to return to the Company all Company documents (and all copies thereof), any other Company property in Employee's possession or control, and any materials of any kind that contain or embody any proprietary or confidential material of the Company.

     5.     Compensation.  Employee shall receive the following as compensation:
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     5.1     A salary at an annual rate of $75,000 beginning the Effective Date, subject to periodic review by the Board or the Compensation Committee of the Board, payable in accordance with the Company's customary payroll practices.
5.2 At the discretion of the Board or the Compensation Committee of the Board, a performance-based bonus.

     5.3 The Company shall include Employee, if otherwise eligible, in any profit sharing plan, executive stock option plan, pension plan, retirement plan, medical and/or hospitalization plan, and/or any and all other benefit plans, except for disability and life insurance, which may be placed in effect by the Company for the benefit of the Company's executives during the Term. Except for the fact that the Company at all times shall provide Employee with all or at least a portion of Employee's medical and/or hospitalization insurance, which shall not be less than that afforded to the Company's other executives, nothing in this Agreement shall limit (i) the Company's ability to exercise the discretion provided to it under any such benefit plan, or (ii) the Company's discretion to adopt, not adopt, amend or terminate any such benefit plan at any time.

     5.4 The Company shall provide Employee with six weeks vacation leave per each year of Employee's employment (which vacation leave may carry over and accrue up to an aggregate of twelve weeks at any time), sick leave, medical and dental insurance coverage, and any other benefits consistent with Company plans and policies in effect for executive Employees from time to time. The Company may modify in its sole and absolute discretion such benefits from time to time as it considers necessary or appropriate, provided that any such modification shall not affect or modify Employee's then existing rights with respect to any previously accrued vacation.

     5.5 Any payments which the Company shall make to Employee pursuant to this Agreement shall be reduced by standard withholding and other applicable payroll deductions, including but not limited to federal, state or local income or other taxes, Social Security and Medicare Taxes, State Unemployment Insurance, State Disability Insurance, and the like.

     5.6 During the term of his employment, Employee shall be reimbursed for reasonable expenses that are authorized by the Company and that are incurred by Employee for the benefit of the Company in accordance with the standard reimbursement practices of the Company. Any direct payment or reimbursement of expenses shall be made only upon presentation of an itemized accounting conforming in form and content to standards prescribed by the Internal Revenue Service relative to the substantiation of the deductibility of business expenses.


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     6.     Stock  Options.
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     6.1     Option Grants; Exercise Prices.  During the term of this Agreement, the  Company  agrees  to  do  the  following:

(a) To grant to Employee the option to purchase under the terms and conditions of the Company 2003 Stock Option Plan (the "Plan") all or any part of 200,000 shares of the authorized and unissued $0.001 par value restricted common stock of the Company ("Common Stock") as of the Effective Date
     (the "2003 Option Shares"), subject to, and in accordance with, Exhibit A and the terms and conditions set forth in this Agreement (the "2003 Option"), at an exercise price of $0.07 per share.

(b) To grant to Employee the additional option to purchase under the terms and conditions of the Plan all or any part of 20,000 shares of Common Stock as of January 1, 2004 and 15,000 shares of Common Stock on the first date of each month of the year ended December 31, 2004, up to an aggregate of 200,000 shares (the "2004 Option Shares"), subject to, and in accordance with, the terms and conditions set forth in this Agreement (the "2004
     Option"),  at  an  exercise  price  of  $0.10  per  share.

(c) To grant to Employee the additional option to purchase under the terms and conditions of the Plan all or any part of 20,000 shares of Common Stock as of January 1, 2005 and 15,000 shares of Common Stock on the first date of each month of the year ended December 31, 2005, up to an aggregate of 200,000 shares (the "2005 Option Shares"), subject to, and in accordance with, the terms and conditions set forth in this Agreement (the "2005
     Option"),  at  an  exercise  price  of  $0.30  per  share.

(d) To grant to Employee the additional option to purchase under the terms and conditions of the Plan all or any part of 20,000 shares of Common Stock as of January 1, 2006 and 15,000 shares of Common Stock on the first date of each month of the year ended December 31, 2006, up to an aggregate of 200,000 shares (the "2006 Option Shares"), subject to, and in accordance with, the terms and conditions set forth in this Agreement (the "2006
     Option"),  at  an  exercise  price  of  $0.30  per  share.

(e) To grant to Employee the additional option to purchase under the terms and conditions of the Plan all or any part of 20,000 shares of Common Stock as of January 1, 2007 and on January 1st of every subsequent year (the "Subsequent Option Shares, together with the 2003 Option Shares, the 2004 Option Shares, the 2005 Option Shares and the 2006 Option Shares, the "Option Shares") and 15,000 shares of Common Stock on the first date of each month of the year ended December 31, 2007 and on the first day of each month of each subsequent year ended December 31st (the "Subsequent Option Shares, together with the 2003 Option Shares, the 2004 Option Shares, the 2005 Option Shares and the 2006 Option Shares, the "Option Shares") up to an aggregate of 200,000 shares per year, subject to, and in accordance with, the terms and conditions set forth in this Agreement (each a "Subsequent Option", together with the 2003 Option, the 2004 Option, the 2005 Option, the 2006 Option and each Subsequent Option, the "Options"), at an exercise price of 110% of the average closing prices for the three months prior to each grant date.


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(f)  The  Options  to be granted pursuant to this Section 6.1 shall be evidenced by one or more stock option agreements in the form set forth as Exhibit A hereto (the "Stock Option Agreement").

     6.2 Vesting of Options. Each Option shall become vested and exercisable on the applicable grant date.

     6.3 Duration of Options. The 2003 Option, the 2004 Option, the 2005 Option, the 2006 Option and each Subsequent Option shall be exercisable to the extent and in the manner provided for in the applicable Stock Option Agreement for a period of [four (4)] years from the applicable grant date; provided, however,
                                                              --------  --------
that an Option may be terminated earlier as provided in Section 9. Any Options or portion thereof which have not been exercised within their respective
[four]-year periods shall expire at the end of each respective [four]-year period and the Company shall cancel such unexercised Options at those times.

6.4     Manner  of  Exercisability  and  Payment.

(a) Subject to the terms and conditions of this Agreement, each Option may be exercised in whole at any time, or in part, from time to time, by delivery of written notice to the Company, at its principal executive office. The notice shall state which Option(s) Employee is electing to exercise and the number of Option Shares being exercised and shall be signed by Employee.

(b) The notice of exercise described in Section 6.4(a) hereof shall be accompanied by the full purchase price for the Option Shares being exercised, in cash or by check or (subject to the Company's consent) instructions from Employee to the Company directing the Company to delivery a specified number of Option Shares directly to a designed broker or dealer pursuant to a cashless exercise election which is made in accordance with such requirements and procedures as are acceptable to the Company in its sole discretion and full payment of all applicable withholding taxes pursuant to Section 6.8 hereof.

(c) Upon receipt of notice of exercise and full payment for the Option Shares being exercised, the Company shall take such action as may be necessary to effect the transfer to Employee of the number of Options Shares as to which such exercise was effective.

(d) Employee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Option Shares until (i) the Option shall have been exercised pursuant to the terms of this Agreement and Employee shall have paid the full purchase price for the number of Option Shares exercised, (ii) the Company shall have issued and delivered the Option Shares to Employee, and (iii) Employee's name shall have been entered as a stockholder of record on the books of the Company, whereupon Employee shall have full ownership rights with respect to such the Option Shares.

(e) Each certificate representing Option Shares initially issued upon exercise of an Option, unless at the time of exercise such Option Shares are registered under the Securities Act of 1933, as amended, shall bear the following legend on the face thereof:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND ARE 'RESTRICTED SECURITIES' AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT..

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SET FORTH IN A STOCK OPTION AGREEMENT, DATED AUGUST 1, 2003, BETWEEN THE COMPANY AND ELENA POCHAPSKI AND MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH STOCK OPTION AGREEMENT. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A COPY OF THE STOCK OPTION AGREEMENT.

     6.5 Nontransferability. There are substantial restrictions on the transferability of the Options Shares. The Options are not transferable except by will or the laws of descent and distribu-tion, and any attempt to do so shall void the Option. The Option Shares cannot be transferred, pledged, hypothecated, sold or otherwise disposed of unless they are registered under the 1933 Act or an exemption from such registration is available and established to the satisfaction of the Company; investors in the Company have no rights to require that the Option Shares be registered except as set forth in Section 9 of this Agreement; there is no right of presentment of the Option Shares and there is no obligation by the Company to repurchase any of the Option Shares; and, accordingly, Optionee may have to hold the Option Shares indefinitely and it may not be possible for Optionee to liquidate Optionee's investment in the Company.

     6.6 Adjustment By Stock Split, Stock Dividend, Etc. If at any time the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of such shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its Common Stock, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its Common Stock, the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and nonassessable, at the time of such occurrence, and the exercise price shall be adjusted accordingly.

     6.7 Withholding of Taxes. The Company may take such steps as it deems necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the Option including, but not limited to, the withholding of all or any portion of any payment owed by the Company to Employee or the withholding of issuance of Option Shares to be issued upon the exercise of the Option.

     6.8 Certain Representations, Warranties and Covenants of Employee. Employee hereby represents, warrants and covenants to the Company that:

(a) Employee is acquiring the Option Shares for investment purposes only and the Options Shares that Employee is acquiring will be held by Optionee without sale, transfer or other disposition for an indefinite period unless the transfer of those securities is subsequently registered under the federal securities laws or unless exemptions from registration are available.

(b) Employee will not sell, assign, transfer, exchange, encumber, pledge or otherwise dispose of any of the Option Shares acquired pursuant to the Options, or grant any option or right to purchase such shares or any legal or beneficial interest in such shares, except in accordance with the requirements set forth below:

(i) Prior to the consummation of the first public offering of Common Stock pursuant to a registration statement (other than on Form S-8 or successor forms) filed with, and declared effective by, the Securities and Exchange Commission (an "Initial Public Offering"), Employee may transfer shares of Common Stock only if the following conditions are satisfied: (a) the proposed transfer must be pursuant to an exemption from registration in compliance with the Securities Act, and any applicable state securities laws, and the transferring Employee must provide a written opinion from counsel acceptable to the Company to the effect that no such registration is required under the applicable securities laws; (b) the proposed transfer must be permissible under the provisions of all other applicable laws, rules, regulations and licenses and the transferring Employee must satisfy all pre-conditions and comply with all other requirements pertaining to the transfer; and (c) the Company must consent to the proposed transfer, which consent will not be unreasonably withheld.

(ii) After an Initial Public Offering, and after any applicable restricted period related to the Initial Public Offering, Employee may transfer shares of Common Stock as follows: (a) Employee may sell shares of Common Stock pursuant to an effective registration statement under the Securities Act, in compliance with any applicable state securities laws or blue sky laws;
     (b) Employee may sell shares of Common Stock pursuant to, and in accordance with, the provisions of Rule 144; and (c) Employee may transfer shares of Common Stock in any transaction that satisfies the conditions discussed in
     Section  6.8(b)(i)  above.


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     7.     Confidentiality.  Employee  hereby  warrants,  covenants  and agrees
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that,  without  the  prior  express  written  approval  of the Company or unless required by law or court order, Employee shall hold in the strictest confidence, and shall not disclose to any person, firm, corporation or other entity, any and all of the Company's data, including but not limited to (a) information, drawings, sketches, plans or other documents concerning the Company's business or development plans, customers or suppliers, (b) the Company's development, design, construction or sales and marketing methods or techniques, or (c) the Company's trade secrets and other "know-how" or information not of a public nature, regardless of how such information came to the custody of Employee. For purposes of this Agreement, such information shall include, but not be limited to, information, including a formula, pattern, compilation, program, device, method, technique or process, that (i) derives independent economic value, present or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. The warranty, covenant and agreement set forth in this paragraph shall not expire, shall survive this Agreement, and shall be binding upon Employee without regard to the passage of time or other events.

     8. Non-Compete. Employee acknowledges and recognizes the highly competitive
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nature  of  the  Company's business and that Employee's duties hereunder justify
restricting  Employee's  further   employment  following  any   termination   of
employment. The Employee agrees that so long as the Employee is employed by the Company, and (i) for a period of [two] years following the termination of this Agreement, Employee, except when acting at the request of the Company on behalf of or for the benefit of the Company, will not induce customers, agents or other sources of distribution of the Company's business under contract or doing business with the Company to terminate, reduce, alter or divert business with or from the Company, and (ii) for a period of one year following the termination of this Agreement, Employee shall not, directly or indirectly, either as a principal, agent, employee, employer, consultant, partner, member or manager of a limited liability company, shareholder of a company that does not have securities registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or shareholder in excess of one percent of a company that has securities registered under the 1934 Act, corporate officer or director, or in any other individual or representative capacity, engage or otherwise participate in any manner or fashion in any business that is in competition in any manner whatsoever with the business activities of the Company, in or about any market in which the Company has, or has publicly announced a plan for doing business. Employee further covenants and agrees that the restrictive covenant set forth in this paragraph is reasonable as to duration, terms and geographical area and that the same protects the legitimate interests of the Company, imposes no undue hardship on Employee, and is not injurious to the public. The covenant set forth under (ii) above shall not apply if Employee's employment is terminated within twelve months of a Change in Control as defined in of this Agreement. Ownership by Employee, for investment purposes only, of less than one percent of any class of securities of a corporation if said securities are listed on a national securities exchange or registered under the 1934 Act shall not constitute a breach of the covenant set forth under (ii) above. It is the desire and intent of the Parties that the provisions of this paragraph be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular portion of paragraph shall be adjudicated to be invalid or unenforceable, this paragraph shall be deemed amended to apply in the broadest allowable manner and to delete therefrom the portion adjudicated to be invalid or unenforceable, such amendment and deletion to apply only with respect to the operation of paragraph in the particular jurisdiction in which that adjudication is made.

     9.     Termination.
            -----------

(a) If Employee's employment is terminated by the Company without Cause (as defined below), or if Employee terminates his employment for Reasonable Basis (as defined below), then the Company shall, in exchange for Employee's execution of a general release and waiver of claims against the Company as of the termination date in a form reasonably acceptable to the Company, continue to pay as severance Employee's salary for twelve months or [one-half] the remaining term of the Agreement, whichever is greater. Such payments shall be made in accordance with the Company's customary payroll practices and shall be subject to applicable withholding and payroll deductions. In the event of any such termination set forth in this
     Section 9(a), Employee will not be entitled to any additional compensation or benefits beyond what is provided in the first sentence of this Section 9(a).

(i) For purposes of this Agreement, "Cause" shall mean that the Board, acting in good faith based upon the information then known to the Company, determines that Employee has engaged in or committed any of the following: willful misconduct, gross negligence, theft, fraud or other illegal conduct; refusal or unwillingness to perform Employee's duties; performance by Employee of Employee's duties determined by the Board to be inadequate in a material respect; breach of any applicable non-competition, confidentiality or other proprietary information or inventions agreement between Employee and the Company; inappropriate conflict of interest; insubordination; failure to follow the directions of the Board or any committee thereof; or any other material breach of this Agreement. Indictment or conviction of any felony, or any entry of a plea of nolo contendre, under the laws of the United States or any State shall also be considered "Cause" hereunder. "Cause" shall be specified in a notice of termination to be delivered by the Company no later than the date as of which termination is effective.

(ii) For purposes of this Agreement, "Reasonable Basis" shall mean (A) a material breach of this Agreement by the Company, provided that Employee shall have first given written notice of such default to the Company and if within thirty days after receipt of such notice, the Company has not cured such default; or (B) termination of Employee's employment by the Company without Cause during the term hereof; or (C) a reduction in Employee's salary, except to the extent that a majority of the other executive officers of the Company incur reductions of salary that average no less than the percentage reduction incurred by Employee; or (E) termination of the Employee's employment by the Employee within 12 months after a "Change in Control," with Change in Control being defined as follows:

     "Change  in  Control"  shall  mean  any  of  the  following:

     (1) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, other than a merger of the Company in which the holders of the Company common stock immediately prior to the merger own a majority of the voting common stock of the surviving corporation immediately after the merger;

     (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions)of all or substantially all the assets of the Company;

     (3) any approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

     (4) the acquisition by any person or entity, or any group of persons and/or entities of a majority of the stock entitled to elect a majority of the directors of the Company; or

     (5) subject to applicable law, in a Chapter 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under a Chapter 7 bankruptcy proceeding.

(b) In the event that Employee's employment with the Company is terminated for Cause, by reason of Employee's death or disability, or due to Employee's resignation or voluntary termination (other than for Reasonable Basis), then all compensation and benefits will cease as of the effective date of such termination, and Employee shall receive no severance benefits, or any other compensation; provided that Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination.

(c) In the event that Employee's employment with the Company is terminated for any reason, (i) Employee shall have the right to exercise any Option(s) or portion thereof for a period of three months from the effective date of such termination and (ii) Employee's right to any Option or portion thereof which has not been granted under this Agreement shall immediately terminate on the effective date of such termination of employment.

(d) Employee agrees that the payments contemplated by this Agreement shall constitute the exclusive and sole remedy for any termination of employment, and Employee covenants not to assert or pursue any other remedies, at law or in equity, with respect to any termination of employment.

(e) Any party terminating this Agreement shall give prompt written notice ("Notice of Termination") to the other party hereto advising such other party of the termination of this Agreement stating in reasonable detail the basis for such termination. The Notice of Termination shall indicate whether termination is being made for Cause (if the Company has terminated the Agreement) or for Reasonable Basis (if the Employee has terminated the Agreement).

     10.     Remedies.  If  there  is  a  breach  or  threatened  breach  of any
             --------
provision of Section 7 or Section 8 of this Agreement, the Company will suffer irreparable harm and shall be entitled to an injunction restraining Employee from such breach. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach.

     11.  Severability.  It  is  the  clear  intention  of  the  Parties to this
          ------------
Agreement that no term, provision or clause of this Agreement shall be deemed to be invalid, illegal or unenforceable in any respect, unless such term, provision or clause cannot be otherwise construed, interpreted, or modified to give effect to the intent of the Parties and to be valid, legal or enforceable. The Parties specifically charge the trier of fact to give effect to the intent of the Parties, even if in doing so, information of a specific provision of this Agreement is required consistent with the foregoing stated intent. In the event that such a term, provision or clause cannot be so construed, interpreted or modified, the validity, legality and enforceability of the remaining provisions contained herein and other application(s) thereof shall not in any way be affected or impaired thereby and shall remain in full force and effect.

     12.  Waiver  of Breach. The waiver by the Company or Employee of the breach
          -----------------
of any provision of this Agreement by the other Party shall not operate or be construed as a waiver of any subsequent breach by that Party.

     13.  Entire  Agreement. This document contains the entire agreement between
          -----------------
the Parties and supersedes all prior oral or written agreements, if any, concerning the subject matter hereof or otherwise concerning Employee's employment by the Company (except for _________________). This Agreement may not be changed orally, but only by agreement in writing signed by the Parties.

     14.  Governing  Law.  This  Agreement,  its  validity,  interpretation  and
          --------------
enforcement, shall be governed by the laws of the State of _______, excluding conflict of laws principles. Employee hereby expressly consents to personal jurisdiction in the state and federal courts located in ________, ________ for any lawsuit filed there against him by the Company arising from or relating to this Agreement.

     15.  Notices.  Any notice pursuant to this Agreement shall be validly given
          -------
or served if that notice is made in writing and delivered personally or sent by certified mail or registered, return receipt requested, postage prepaid, to the following addresses:

     If  to  Company:          Siberian  Energy  Group  Inc.
                               275  Madison  Avenue,  6th  floor
                               New  York,  NY  10016
                               Attention:  Chairman  of  the  Compensation
                               Committee

     If  to  Employee:          Elena  Pochapski

     To  the  address  for  Employee  set  forth  below  his/her  signature.

     All notices so given shall be deemed effective upon personal delivery or, if sent by certified or registered mail, five business days after date of mailing. Either party, by notice so given, may change the address to which his or its future notices shall be sent.

     16.     Assignment  and  Binding  Effect.  This  Agreement shall be binding
             --------------------------------
upon Employee and the Company and shall benefit the Company and its successors and assigns. This Agreement shall not be assignable by Employee.

     17. Headings. The headings in this Agreement are for convenience only; they
         --------
form  no  part  of  this  Agreement  and  shall  not  affect its interpretation.

     18.  Construction.  Employee  represents  he  has  (a)  read and completely
          ------------
understands this Agreement and (b) had an opportunity to consult with such legal and other advisers as he has desired in connection with this Agreement. This Agreement shall not be construed against any one of the Parties.

     19.     Insurance.  The  Company  is  to  maintain directors' and officers'
             ---------
insurance  in  an  amount  determined  reasonably  by  the  Board.

     20.  Counterparts.  This  Agreement  may  be  executed  in  one  or  more
          ------------
counterparts,  all of which taken together shall constitute a single instrument.

                                    * * * * *

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first above written.

EMPLOYEE                                   SIBERIAN  ENERGY  GROUP  INC.

/s/ Elena Pochapski                        /s/ David Zaikin
                                           David Zaikin/Chairman
Elena  Pochapski,  Individually            ------------------------------
Address:  #309 - 1122 Don Mills Road        Printed  Name  and  Title
          Toronto  ON,  M3B  2W3